UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)   (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Item 1. REPORTS TO STOCKHOLDERS.

FOR THE YEAR SEPTEMBER 1, 2019 – AUGUST 31, 2020

ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com/fundpages/812.htm or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/Roumell, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by clicking Enroll at https://www.nottinghamco.com/fundpages/Roumell.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

(Unaudited)

Roumell Asset Management, LLC

2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

P: 301-656-8500 F: 301-656-8501
www.roumellasset.com

August 31, 2020

For the fiscal year ended August 31, 2020, the return on the Institutional Class Shares was 5.35%. This compares to -1.77% for the 60% Russell 2000 Value Index/40% Barclays Capital U.S. Government Credit Index, -6.14% for the Russell 2000 Value Index, 7.26% for the Barclays Capital U.S. Government Credit Index, and 21.94% for the S&P 500 Total Return Index over the same period. These returns were attained with an allocation of about 32% in cash, 54% in equities, and 14% in fixed income during the fiscal year.  Although the overall market (i.e., S&P 500) rose over this period, small cap value in particular underperformed. The Roumell Opportunistic Value Fund outperformed the 60% Russell 2000 Value Index/40% Barclays Capital U.S. Government Credit Index and the Russell 2000 Value Index and underperformed the Barclays Capital U.S. Government Credit Index and the S&P 500 Total Return Index. Significant positive contributors to performance were Dundee and Tetra Tech, and significant negative contributors to performance were ZAGG and Medley Capital. Our investment style of selecting securities of individual companies that are deeply researched and out of favor, overlooked, or misunderstood by Wall Street and, thus, able to be bought at a significant discount to our calculation of intrinsic value means that our investment returns are unlikely to mirror market averages.

Please see the table below for the Fund’s historical performance information through the calendar quarter ended September 30, 2020.
Average Annual Returns (Unaudited) Period Ended September 30, 2020	Past 1 Year	Five Year	Since Inception[1]	Gross Expense Ratio[2]	Net Expense Ratio[3]
Roumell Opportunistic Value Fund –Institutional Class Shares	-1.17%	6.89%	1.95%	1.32%	1.25%
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	-7.70%	4.31%	5.14%	N/A	N/A
Russell 2000 Value Index	-14.88%	4.11%	5.72%	N/A	N/A
Barclays Capital U.S. Government Credit Index	8.03%	4.66%	4.21%	N/A	N/A
S&P 500 Total Return Index	15.15%	14.15%	12.92%	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1The Fund’s inception date is December 31, 2010.
2Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2020 and includes Acquired Fund Fees and Expenses.
3 Net expense ratio is as of the Fund’s most recent Prospectus dated January 1, 2020 and includes Acquired Fund Fees and Expenses. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund through January 31, 2021. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Rain or Shine, We Pursue Out of Favor, Overlooked or Misunderstood Securities

Back in mid-March, as the markets were sinking in the early days of struggling to absorb the ultimate impact of the coronavirus, and the ensuing country-wide shut down, here was our view as communicated to clients:

“When liquidity evaporates for small and micro-cap securities, no matter how well-capitalized, bids drop. During these times, we must reexamine our company-specific assumptions, in light of their current (lower) prices, and decide whether any action is needed. Our belief in the underlying value of our investments is overwhelmingly intact.

Time and again, our security selections have ultimately performed and moved us up the field, while episodically providing us roller-coaster rides along the way. We believe our securities will again work out to our investment satisfaction. To recap, our securities are well-financed. Such investments will not face liquidity challenges, which provides us time.

We have little to nothing to say about coronavirus that hasn’t already been said, its impact on markets, and, ultimately, how it plays out for the economy. What we can say, as far as the securities we hold, is that we believe the current marks reflect panic selling. Thus, we’ve opportunistically added to several of our existing positions and also purchased a few starter positions in securities that were “on the shelf” waiting for what we deemed an attractive entry point. We believe we hold a portfolio of securities possessing excellent risk-reward dynamics. Our equity position has moved from roughly 50% to 60% in the past two weeks, underscoring our conviction.”

Further, in a late March conference call with our family wealth office clients, we said the following:

“Our job with our companies and potential new investments is trying to generate reasonable scenarios of a) how long will it take to cross the bridge and b) what will our businesses and balance sheets look like once we reach the other side?  Those are the two primary questions.  These are tough questions, particularly for companies that are debt financed (fortunately, we don’t really have that problem) but also for companies well capitalized because there is likely some reduction in company resources.

So, how exactly are we navigating this environment?  Same as always and remaining focused on one overriding, core question – Would we take this business private in heartbeat?  Full stop.  There are more things to consider now, but that is, was and always will be our central investment question.

Investment-wise, we are also staying very close to home.  What do I mean by that phrase?  This is a time to really call upon our network, and to stay close to it, because uncertainty is higher than normal…and we are doing just that.  Further, we have a library we’ve built up over the past several years to call upon.”

Our approach appears to have paid off.  Our thoughts remain essentially the same as they were in March.

Recently, we decided to increase our level of portfolio concentration in order to take better advantage of our skill set.  We know we are at our best managing “out of favor, overlooked and misunderstood” small and micro-cap equity investments.  As you know, our Fund has held a high level of cash (or BDC fixed-income securities) for several years.  We’ve had difficulty finding a sufficient number of equity investments to get fully invested.  We want to manage the Fund with a greater focus in our sweet spot – small/micro equities.  We will continue to pursue fixed income special situations to the extent we believe they are available at equity-like returns.

We will be increasing our typical portfolio holding weighting from the 3% to 6% range to the 5% to 10% range.  We will, however, continue to have smaller sized positions based on our assessment of the risk/reward dynamics.

It’s our strong belief that we will better serve our clients by taking advantage of our highest conviction ideas with greater portfolio weightings.  Our skill set should be put to its highest and best use, and that’s what we intend to do.  We expect volatility to remain at elevated levels. We see such a dynamic as an opportunity for our investors.

Recent Updates of Top Five Equity Holdings

Dundee, DC’A-T/DDEJF.  (Note: Values are expressed in Canadian dollars unless otherwise indicated).  On May 13th, Dundee announced a transformative event – the sale of two-thirds of its investment in Dundee Precious Metals, DPM-T/DPMLF – resulting in a cash infusion of roughly $152 million.  The buying group also received warrants giving them the ability to purchase the remaining one-third of Dundee’s DPM shares at $8/share, or roughly $95 million.  DPM shares currently trade above $9/share, thus it is likely the warrants to purchase DDEJF’s remaining shares will be exercised.  Dundee’s current market cap is about $130 million.  The company has $125 million in perpetual preferred securities that currently trade at roughly 60% of their par value, i.e. $75 million.

On July 22nd, DDEJF announced a $44 million buy-back of its Series 2 Preferred shares at a roughly 35% discount to par value, providing immediate NAV accretion to common shareholders.  On August 24th, after receiving confirmation of support from a few of the largest Series 2 Preferred shareholders, the company amended the buyback by increasing it to $61 million and reducing the discount to 26%. We expect the company to make further announcements that will positively impact common shareholders. The company’s next moves likely involve: 1) a common stock tender, which we expect to be at an attractive premium to the current market price and 2) a tender offer for its Series 3 Preferred shares at a deep discount to par value.  Recall, in RAM’s analysis, we did not value the perpetual shares liability at par because we never believed that they were a par liability.

From the beginning, our thesis on Dundee has been predicated on CEO Jonathan Goodman executing on a plan of simplification, monetization and return of capital to shareholders.  Since our original purchase, the company has gone from 70 employees to under 30 and the number of investments has similarly dropped by two-thirds.  To be clear, a number of sales have not occurred as we expected, and one in particular, the Vancouver Parq Hotel and Casino, turned out to be a debt-for-equity swap.

Nonetheless, we believe our original “multiple shots on goal” narrative will provide us with a favorable investment outcome, albeit not as great as we once imagined.  While other investors capitulated and threw in the towel, we steadily, and persistently, accumulated shares as they fell further out of favor during our holding period. Our lowest share purchase was at roughly $0.60 USD/share.

As of the fiscal year ended August 31, 2020, the Fund held 8.25% in DDEJF.
TETRA Technologies, TTI.  This is the second time we’ve been invested in TTI. We met then-CEO Stu Brightman back in 2013. Stu spoke at RAM’s Investor Day in 2013 and 2016. TTI is an oil and gas services company and provider of calcium chloride and bromide products to the industrial market.   TTI has three business segments as follows:

Completion Fluids & Products - Manufactures and markets clear brine fluids, additives, and associated products and services for use in completions, well drilling and workover operations.

Water & Flowback Services – A key to the completion stage of an oil and gas well is hydraulic fracturing, which requires large quantities of water.  TTI provides onshore oil and gas operators with comprehensive water management services.

Compression – TTI’s consolidated investment in publicly traded CSI Compressco LP (CCLP) provides compression services for natural gas and oil production, gathering, artificial lift, transmission, processing, and storage.

We believe that TTI is misunderstood and overlooked by the investment community because of a perceived complicated capital structure.  Summarized below are several attractive investment considerations that we believe will significantly enhance TTI’s valuation over time.
•
Consolidation of CCLP’s highly levered balance sheet with the accounts of TTI is not fully understood.  A screen of TTI’s financial statements shows a highly levered balance sheet.  However, the consolidated balance sheet includes CCLP’s debt for which TTI has no responsibility with no cross defaults, no cross collateral and no cross guarantees.  On a standalone basis, TTI has a much better balance sheet and two valuable business segments with no near-term debt maturities.  TTI has indicated that it is supportive of actions to enhance shareholder value, including the potential to deconsolidate CCLP in the near term.

•
TTI’s standalone debt does not mature until September 2025.  TTI’s debt schedule provides a long liquidity runway.  While the investment thesis is not dependent upon higher energy prices, it is a valuable “option” providing considerable time for a recovery in energy prices.

•
TTI is an industry leader, and technology innovator, in its core Completion Fluids business segment.  It has an estimated 30% market share in the important Completion Fluids industry for high end fluids that is generating mid-20% EBITDA margins even during a period of uncertainty in the energy sector.

•	Favorable raw material supply agreement. TTI has a long-term supply agreement with Lanxess, under which it purchases bromine. The long-term Lanxess supply agreement provides a secure supply of bromine at materially more favorable terms as compared to spot prices. TTI entered into this agreement several years ago in a more favorable pricing environment. We understand there are approximately 8 years remaining on this supply agreement. Additionally, TTI recently announced that it has entered into another long-term supply agreement for another key raw material to produce calcium chloride.

•	TTI’s profitable Completion Fluids segment has a sizable business that is not correlated to the oil and gas industry. About 40% of revenue in the Completion Fluids & Products segment is to non-energy market industrial customers. TTI is the largest supplier of Calcium Chloride in Northern Europe (market leader in Scandinavia) and the second largest in the United States. The industrial applications of calcium chloride are many, including de-icing, road maintenance/dust control, paper products and food additives. It is also a key component in the manufacture of flame-retardant products. Bottom line: TTI’s non-energy fluids business is estimated to be a $100 million plus revenue business with low 20% EBITDA margins and is expected to generate roughly $20 million in FCF in ’20. In fact, 1H 2020 revenue was essentially unchanged from 1H 2019.

•	TTI developed “TETRA CS Neptune” which are high-density fluids that are free of undissolved solids, zinc (which is very corrosive), priority pollutants, and formate ions. This is an environmentally friendly alternative to traditional zinc bromide high-density completion fluids and environmentally friendly and cost-effective alternatives to cesium formate high-density completion fluids. TTI received the prestigious E&P Special Meritorious for Engineering Award, Innovation for Drilling Fluids and Stimulation category for this technology. High-pressure wells, typically deep-water, are Neptune’s sweet spot. TTI expects the solution to “breakthrough” in 2021 and expects major wins next year in the North Sea. Basically, Neptune provides the weight and density of zinc without the corrosive effects. In many jurisdictions (Brazil, N. Sea), zinc is banned. In these locations, the solution used is Cesium Formate, but it is over 2x the cost of Neptune. This technology is patented, and the company is seeking additional patents. We estimate Neptune has a two-year head start on potential competing solutions.

•
TTI’s Water and Flowback segment has an essential recurring business that is not dependent on new oil wells being drilled (i.e. transfer and treatment of produced water, and sand recovery, from existing producing wells).  We believe the company’s technology innovations are resulting in market share gains in the areas of sand mitigation and in water recycling at the wellhead.

•
Valuable option on Compression business.  CCLP generated $26 million of EBITDA in the first quarter of 2020 and $26.3 million in the second quarter of 2020. Additionally, CCLP recently restructured its capital structure by pushing out significant debt maturities several years, reducing its liquidity risk.  The company has a modest $80 million due in August of ’22.  The ’22 maturity should be relatively easy to resolve as the company will likely have $60 million plus of cash on its balance sheet at that time as a result of eliminating growth cap-ex and focusing on FCF generation.  CCLP’s next maturity is not until 2025.  The current (depressed) $108 million EBTIDA run rate (based on annualizing 2nd Q 2020), results in roughly $30 million in annual FCF.  After the ’22 maturity is resolved, CCLP’s debt will be $570 million, or roughly 4.5x its current (depressed) EBITDA run-rate.  Assuming no increase in utilization/pricing, FCF would be over $35 million post the ’22 payoff versus a current CCLP market cap of $40 million.  If natural gas demand requires more compression services, and CCLP can increase EBITDA to $125 million, the company’s annual FCF generation goes from $30 million to $50 million. As cash builds, and CCLP’s leverage ratio declines, we believe value will be transferred from TTI’s debt to its equity.  8x the current depressed EBITDA run-rate of $108 million translates into to $75 million for TTI shareholders ($108 mill * 8 = $864 million less $640 million debt = $224 million * TTI’s 34% ownership = $75 million), or roughly $0.60/share – versus today’s share price of $0.53. The above analysis ascribes no value to TTI’s 100% ownership of CCLP’s GP.   Recent M&A comparables in the compression sector have been between 8.0x to 10x EBITDA given the persistence and stickiness of these assets.

•
Management is aligned with shareholders – 60% of the CEO’s 2019 compensation was in equity and 35% of the CFO’s compensation was in equity.  Directors and officers as a group own 5.4% of the stock.   We noted that in June 2020 several Directors purchased an aggregate of about one million shares. Change of control payments are appropriate and incentivize Management to consider all strategic alternative to create value for shareholders. On August 20th, there was a $60K open-market purchase of CCLP by one of its directors.

Valuation Based on EBITDA Multiples
Fluids Business: 6x 2020 EBITDA of $65 million	$390 million
Water & Flowback 4.5x Midpoint EBITDA of $35 million	$158 million
CCLP Equity Stake: 8x EBITDA of $108 mm less $640 mm debt * 34%	$ 75 million
Sum	$623 million
Corporate Overhead ($22 million at 5x)	$110 million
Net Debt	$170 million
Total Sum @126 million shares = $2.70	$343 million
Based on the above, we feel we have downside protection from the attractive Completion Fluids and Water/Flowback businesses weathering the storm of low oil prices, combined with the significant time afforded to shareholders as a result of TTI’s debt maturity schedule.
Finally, another important contributor to value is the fact that TTI has a U.S. tax loss carryforward of over $250 million.  It will likely be a long time before TTI is paying any cash taxes in the US.  It will probably incur about $3 million internationally.  Additionally, if TTI were to sell any of its businesses, or its CCLP shares, it has enough tax loss carryforwards to offset significant gains.
In summary, TTI enjoys a key RAM attribute – multiple shots on goal from three distinct assets (Fluids, Water and Compression).  It also possesses another coveted attribute – time.
As of the fiscal year ended August 31, 2020, the Fund held 7.57% in TETRA Technologies.

Marchex, MCHX. MCHX is a leading conversational/call analytics company.  RAM exited MCHX at the beginning of 2019 at roughly $4/share.  As Covid-19 took hold, and country-wide shutdowns were implemented, call volume to MCHX’s software platform dramatically dropped.  MCHX gets paid per minute of calls, i.e., fewer minutes, less revenue.  MCHX’s stock dropped 70%.  RAM took advantage of the sell-off and quickly became a large shareholder (again).  We now own nearly 9% of the company’s shares with an average purchase price of roughly $1.80/share.  MCHX spoke at RAM’s 2017 Investor Day.

MCHX’s current market cap is roughly $80 million. It has $44 million of cash on its balance sheet (and no debt), leaving an enterprise value of $35 million, an absurd valuation, in our opinion, given the company’s IP, customer list, long-term secular trends and industry M&A. MCHX spent $35 million in product development over the past two years alone to enhance the capabilities of its conversational analytics platform. Net equity is 75% of total assets, further underscoring a capital structure unencumbered by liabilities. What are the odds that the company isn’t worth the past two years’ product development expenditures? We believe it’s quite low, thus providing free upside optionality.

Last year, MCHX landed an exclusive (OEM level) with GM.  GM is encouraging its dealerships to sign-up for the MCHX conversational analytics software platform by offering to pay the first year’s cost.
MCHX has multiple options going forward.  MCHX charges the customer about 5 cents/minute, its cost of goods is about 1.5 cents/minute (roughly 30%).  If Marchex was able to separate its software from its underlying costs it could achieve SaaS-like margins.   One way to do this may be to partner with larger call-center technology players (Cisco, Avaya, Genesys, etc.).   It’s like putting some cargo onto a Fed Ex truck that has extra capacity as opposed to running your own truck, i.e., there’s no extra fuel cost.
Russ Horowitz, founder and co-CEO, owns roughly 13% of the company’s shares and will be the ultimate decider as he owns 100% of the company’s super-voting A shares.  Russ is a first-class competitor (played soccer – Center Forward - at Columbia), and a serial entrepreneur (Go2Net, Inc., Xanthus Capital, LP, Active Apparel Group).   Russ is the 2003 Henry Crown Fellow of the Aspen Institute. We believe he will “get it done”.
On August 10th, the company announced its intent to launch a tender offer with Edenbrook Capital, which owns 19.5% of Marchex’s Class B common stock, to purchase up to 10 million shares between $1.80/share and $1.96/share.  On September 23rd, the company increased its offer to $2.15/share.
As of the fiscal year ended August 31, 2020, the Fund held 7.18% in Marchex.

Barnes & Noble Education, BNED.  BNED is one of the largest contract operators of physical and virtual bookstores for college and university campuses and K-12 institutions across the United States. It also one of the largest textbook wholesalers, inventory management hardware and software providers, and a leading provider of digital education solutions. BNED operates 1,442 physical, virtual, and custom bookstores and serve more than 6 million students, delivering essential educational content and tools within a dynamic omni channel retail environment. Additionally, it offers direct-to-student products and services to help students study more effectively and improve academic performance.

BNED has three reportable segments: Retail, Wholesale and DSS.

The Retail Segment operates 1,442 college, university, and K-12 school bookstores, comprised of 772 physical bookstores and 670 virtual bookstores. BNED bookstores typically operate under agreements with the college, university, or K-12 schools to be the official bookstore and the exclusive seller of course materials and supplies, including physical and digital products.

The Wholesale Segment is comprised of BNED’s wholesale textbook business and is one of the largest textbook wholesalers in the country.

The Digital Student Solutions (“DSS”) Segment includes direct-to-student products and services to assist students to study more effectively and improve academic performance. The DSS Segment is comprised of the operations of Student Brands, LLC, a leading direct-to-student subscription-based writing services business, and bartleby®, a direct-to-student subscription-based offering providing textbook solutions, expert questions and answers, writing and tutoring.

BNED’s business experienced an unprecedented and significant impact as a result of COVID-19 related campus store closures. Beginning in March 2020, colleges and universities nationwide began to close their campuses in light of safety concerns and as a result of local and state issued stay-at-home orders. By mid-March, during its fiscal fourth quarter, it closed the majority of its physical campus stores to protect the health and safety of its customers and employees.

While campus stores were closed, BNED continued to serve institutions and students through its campus websites, providing free shipping on all orders and an expanded digital content offering to provide immediate access to course materials to students at the campuses that closed due to COVID-19. The company developed and implemented plans to safely reopen campus stores based on national, state and local guidelines, as well as the campus policies set by the school administration.

BNED’s Q1 (July) results showed the resilience of the company’s business model and largely met estimates despite temporary store closures and reduced campus activity. The company signed new agreements during the quarter worth an estimated $70 million in annual revenue. First Day Complete, where BNED supplies books to a school’s students that are billed directly through the school at a discounted rate, is showing good traction with an increase from 4 schools last year to 12 this year. Additionally, as a result of the pandemic, it appears that more schools may be willing move to an outsourced bookstore relationship instead of operating bookstores themselves in order to lower costs and improve profitability.
In Fiscal 2020, the company retained Morgan Stanley & Co. LLC to serve as a financial advisor in connection with a review of strategic opportunities. On August 24, 2020, BNED announced that it had concluded its review of strategic opportunities. After extensive evaluation and deliberation, and in consultation with its financial and legal advisors, the Board unanimously determined that the continued execution of the company’s current business plan was the best path forward for the company and its shareholders.
As of the fiscal year ended August 31, 2020, the Fund held 6.35% in Barnes & Noble Education.

Allot, ALLT.  Allot was founded in 1996 and is headquartered in Hod-Hasharon, Israel. Allot is a provider of network intelligence and security solutions that empower communications service providers (CSPs) and enterprises worldwide to enhance the value they bring to their customers. Allot’s solutions turn network, application, usage and security data into actionable intelligence that make their customers’ networks smarter and their users more secure.

Allot provides a network-based security platform that positions CSPs as leading Security-as-a-Service providers protecting over 20 million subscribers worldwide. Recently introduced modules, IoTSecure and HomeSecure, enable service providers to secure enterprise and consumer IoT deployments at the network layer, in both fixed and mobile networks.  Allot’s multi-service platforms are deployed globally, by over 500 mobile, fixed and cloud service providers and over a thousand enterprises.

ALLT has a solid balance sheet with $109 million in cash and investments (no debt), representing roughly 30% of its market capitalization. We have multiple confirmation points that the company’s cybersecurity technology is exceptionally strong.

In its 2Q20 earnings release, Eres Antebi, President and CEO, commented, “We are very pleased with our performance in the second quarter.  We grew revenues 23% year-over-year, while improving gross margins and continuing our advance to profitability. COVID-19 continues to present Allot with both challenges and opportunities.  While it is taking longer to close deals and the absence of travel is challenging business development activities, we are continuing to work towards meeting our goals and are on track to achieving our original 2020 plan.  I believe that in the long-term, the growing need for successful connectivity and the increased amount of threats consumers face on the internet, will further increase demand for Allot’s solutions.”

As of the fiscal year ended August 31, 2020, the Fund held 6.41% in Allot.

We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.

Thank you again for your trust and confidence…and stay safe.

Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

RCRAM0920001

ROUMELL OPPORTUNISTIC VALUE FUND

Institutional Class Shares

Performance Update (Unaudited)

For the period from December 31, 2010 (Date of Initial Public Investment) through August 31, 2020
Comparison of the Change in Value of a $10,000 Investment

This graph assumes the minimum initial investment of $10,000 at December 31, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund - Institutional Class Shares (the “Fund”) versus the Russell 2000 Value Index, the Barclays Capital U.S. Government Credit Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Capital U.S. Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns

As of	One	Five	Since	Inception
August 31, 2020	Year	Year	Inception	Date
Institutional Class Shares	5.35%	6.57%	2.50%	12/31/10
Russell 2000 Value Index	-6.14%	4.36%	6.29%	N/A
Barclays Capital U.S. Government
Credit Index	7.26%	4.79%	4.25%	N/A
S&P 500 Total Return Index	21.94%	14.44%	13.49%	N/A
60% Russell 2000 Value Index and
40% Barclays Capital U.S.
Government Credit Index	-1.77%	4.51%	5.51%	N/A

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Institutional Class Shares

Performance Update (Unaudited)

For the period from December 31, 2010 (Date of Initial Public Investment) through August 31, 2020

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred sales loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indeminification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund through January 31, 2021.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Without the waiver, the expenses would be 1.32% per the Fund’s most recent prospectus dated January 1, 2020.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments

As of August 31, 2020
		Shares	Cost	Value (Note 1)
COMMON STOCKS - 60.83%

Communication Services - 13.39%
*	comScore, Inc.	1,554,226	$ 4,702,943	$ 4,087,614
*µ	Criteo S.A.	99,858	1,293,756	1,300,151
*	Marchex, Inc.	3,482,298	6,312,881	6,233,314
				11,621,079
Consumer Discretionary - 10.41%
*	Barnes & Noble Education, Inc.	2,416,638	4,364,072	5,509,935
*	Magnite, Inc.	479,969	2,947,860	3,527,772
				9,037,707
Consumer Staples - 0.71%
*	RiceBran Technologies	1,158,776	1,099,569	614,151

Energy - 7.78%
*	SandRidge Energy, Inc.	115,000	1,093,405	181,700
*	TETRA Technologies, Inc.	9,668,079	4,818,766	6,574,294
				6,755,994
Health Care - 5.76%
*	BioCardia, Inc.	333,000	699,300	782,550
*	Enzo Biochem, Inc.	1,979,509	4,749,671	4,216,354
				4,998,904
Industrials - 0.63%
*	Houston Wire & Cable Co.	211,530	1,232,892	547,863

Information Technology - 13.90%
*	Allot Ltd.	528,848	5,985,300	5,563,481
*	Amtech Systems, Inc.	298,565	1,540,321	1,695,849
*	GSI Technology, Inc.	755,399	4,974,975	4,804,338
				12,063,668
Materials - 8.25%
*	Dundee Corp.	6,228,717	7,236,072	7,163,025

	Total Common Stocks (Cost $53,051,783)			52,802,391

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2020
				Shares	Cost	Value (Note 1)
PREFERRED STOCKS - 5.12%
		Maturity	Dividend
Financials - 5.12%		Date	Rate
	Capitala Finance
	Corp.	12/15/2022	6.000%	123,431	$ 2,289,137	$ 2,715,482
	Medley Capital
	Corp.	3/30/2023	6.125%	45,282	978,935	982,275
	Portman Ridge
	Finance Corp.	9/30/2022	6.125%	30,400	667,542	749,968

	Total Preferred Stocks (Cost $3,935,614)					4,447,725

U.S. TREASURY SECURITY - 2.95%				Interest
			Par	Rate	Maturity Date
†	United States Treasury Note		$ 2,500,000	1.750%	3/31/2022	2,563,281

	Total U.S. Treasury Security (Cost $2,497,945)					2,563,281

CORPORATE BONDS - 3.15%				Interest
			Par	Rate	Maturity Date
	CSI Compressco Finance, Inc.		1,989,000	7.250%	8/15/2022	1,434,566
	QEP Resources, Inc.		2,024,000	5.625%	3/1/2026	1,300,420

	Total Corporate Bonds (Cost $2,557,993)					2,734,986

SHORT-TERM INVESTMENT - 29.34%
	Federated Treasury Obligations Fund - Institutional				Shares
	Class Shares, 0.04% §				25,466,405	25,466,405

	Total Short-Term Investment (Cost $25,466,405)					25,466,405

Investments, at Value (Cost $87,509,740) - 101.39%						88,014,788

Liabilities in Excess of Other Assets - (1.39)%						(1,211,724)

Net Assets - 100.00%						$ 86,803,064

*	Non-income producing investment Represents 7 day effective yield American Depositary Receipt			†	All or a portion of security is segregated as collateral for options written. No options written held at FYE 8/31/20.
§
µ

						(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2020

Summary of Investments
by Sector	% of Net
	Assets	Value
Common Stocks:
Communication Services	13.39%	$11,621,079
Consumer Discretionary	10.41%	9,037,707
Consumer Staples	0.71%	614,151
Energy	7.78%	6,755,994
Health Care	5.76%	4,998,904
Industrials	0.63%	547,863
Information Technology	13.90%	12,063,668
Materials	8.25%	7,163,025
Preferred Stocks:
Financials	5.12%	4,447,725
U.S. Treasury Security	2.95%	2,563,281
Corporate Bonds	3.15%	2,734,986
Short-Term Investment	29.34%	25,466,405
Other Assets Less Liabilities	-1.39%	(1,211,724)
Total Net Assets	100.00%	$86,803,064

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities

As of August 31, 2020
Assets:
Investments, at value (Cost $87,509,740)	$88,014,788
Cash	2,942
Deposits at Broker for Options	4,353
Receivables:
Investments sold	54,520
Fund shares sold	4,980
Dividends and interest	83,302
Prepaid expenses:
Registration and filing expenses	8,962
Fund accounting fees	2,348
Insurance fees	2,044

Total assets	88,178,239
Liabilities:
Payables:
Investments purchased	1,285,574
Fund shares purchased	13
Accrued expenses:
Advisory fees	64,068
Professional fees	20,061
Custody fees	2,218
Trustee fees and meeting expenses	1,459
Administration fees	799
Shareholder fulfillment fees	488
Miscellaneous expenses	350
Security pricing fees	131
Compliance fees	14
Total liabilities	1,375,175

Net Assets	$86,803,064

Net Assets Consist of:
Paid in Beneficial Interest	$92,568,440
Accumulated Deficit	(5,765,376)
Total Net Assets	$86,803,064

Institutional Class Shares of beneficial interest outstanding, no par value (a)	9,938,114
Net Assets	$86,803,064
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$8.73
(a) Unlimited Authorized Shares
(b)	The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations

For the fiscal year ended August 31, 2020

Investment Income:
Dividends (net of withholding tax $2,698)	$939,338
Interest	468,217

Total Investment Income	1,407,555

Expenses:
Advisory fees (Note 2)	744,114
Administration fees (Note 2)	83,422
Professional fees	41,430
Fund accounting fees (Note 2)	35,088
Registration and filing expenses	29,588
Custody fees (Note 2)	27,062
Transfer agent fees (Note 2)	20,999
Shareholder fulfillment fees	16,327
Trustee fees and meeting expenses (Note 3)	14,266
Compliance fees (Note 2)	12,001
Security pricing fees	4,669
Miscellaneous expenses	4,202
Insurance fees	2,719

Total Expenses	1,035,887

Advisory fees waived (Note 2)	(41,039)

Net Expenses	994,848

Net Investment Income	$412,707

Realized and Unrealized Gain (Loss):

Net realized loss from investments	$(5,547,552)

Net change in unrealized appreciation on investments	9,738,222

Net Realized and Unrealized Gain	4,190,670

Net Increase in Net Assets Resulting from Operations	$4,603,377

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

For the fiscal years ended August 31,			2020	2019

Operations:
Net investment income			$412,707	$505,620
Net realized gain (loss) from investments and
options written			(5,547,552)	7,922,585
Net change in unrealized appreciation (depreciation)
on investments and options written			9,738,222	(11,082,506)

Net Increase (Decrease) in Net Assets Resulting from
Operations			4,603,377	(2,654,301)

Distributions to Shareholders:
Institutional Class Shares			(8,332,994)	(3,912,239)

Decrease in Net Assets Resulting from Distributions			(8,332,994)	(3,912,239)

Beneficial Interest Transactions:
Shares sold			14,035,774	16,628,712
Redemption fee			-	972
Reinvested dividends and distributions			6,577,282	3,038,263
Shares repurchased			(9,433,244)	(9,665,652)

Increase in Net Assets from Beneficial Interest Transactions			11,179,812	10,002,295

Net Increase in Net Assets			7,450,195	3,435,755

Net Assets:
Beginning of Year			79,352,869	75,917,114
End of Year			$86,803,064	$79,352,869
	August 31,		August 31,
Share Information:	2020		2019
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,698,116	$14,035,774	1,795,293	$16,628,712
Redemption fee	-	-	-	972
Reinvested dividends
and distributions	721,082	6,577,282	360,780	3,038,263
Shares repurchased	(1,152,132)	(9,433,244)	(1,056,490)	(9,665,652)
Net Increase in Shares
of Beneficial Interest	1,267,066	$11,179,812	1,099,583	$10,002,295

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Financial Highlights - Institutional Class Shares
For a share outstanding during	August 31,
each of the fiscal years ended	2020	2019		2018		2017		2016

Net Asset Value,
Beginning of Year	$9.15	$10.03		$9.07		$7.68		$7.48
Income (Loss) from Investment
Operations:
Net investment income (b)	0.04	0.07		0.14		0.01		0.06
Net realized and unrealized
gain (loss) on investments	0.48	(0.43)		0.82		1.39		0.15
Total from Investment Operations	0.52	(0.36)		0.96		1.40		0.21
Less Distributions:
From net investment income	(0.19)	(0.17)		(0.00)	(a)	-		(0.01)
From realized gains	(0.75)	(0.35)		-		-		-
From return of capital	-	-		-		(0.01)		-
Total Distributions	(0.94)	(0.52)		(0.00)	(a)	(0.01)		(0.01)
Paid in Beneficial Interest:
From redemption fees	-	0.00	(a)	-		0.00	(a)	(0.00)	(a)
Total Paid in Beneficial Interest	-	0.00	(a)	-		0.00	(a)	(0.00)	(a)

Net Asset Value, End of Year	$8.73	$9.15		$10.03		$9.07		$7.68

Total Return	5.35%	(3.12)%		10.63%		18.28%		2.81%
Net Assets, End of Year
(in thousands)	$86,803	$79,353		$75,917		$64,624		$47,421
Ratios of:
Interest Expense to Average Net Assets	-	-		0.00%	(e)	0.01%		-
Gross Expenses to Average Net Assets (c)	1.28%	1.30%		1.29%		1.34%		1.23%
Net Expenses to Average Net Assets (c)	1.23%	1.23%		1.23%	(d)	1.24%	(d)	1.23%
Net Investment Income to Average
Net Assets	0.51%	0.67%		1.52%		0.10%		0.86%
Portfolio turnover rate	162.86%	79.74%		62.59%		111.52%		71.27%

(a)	Actual amount is less than $0.01 per share.
(b)	Calculated using the average shares method.
(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d) Includes interest expense.
(e) Less than 0.01% of net assets.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective by using an opportunistic investment strategy.  The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents).

The Fund currently has an unlimited number of authorized shares, the Institutional Class Shares.  Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity, and type. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board”).  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs as of August 31, 2020 for the Fund’s assets measured at fair value:

Investments in Securities	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks*	$52,802,391	$52,802,391	$-	$-
Preferred Stocks*	4,447,725	4,447,725	-	-
U.S. Treasury Security	2,563,281	-	2,563,281	-
Corporate Bonds	2,734,986	-	2,734,986	-
Short-Term Investment	25,466,405	25,466,405	-	-
Total Assets	$88,014,788	$82,716,521	$5,298,267	$-

*Please refer to Schedule of Investments for breakdown by Sector.
(a) The Fund did not hold any Level 3 securities during the fiscal year ended August 31, 2020.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets.  For the fiscal year ended August 31, 2020, $744,114 in advisory fees were incurred by the Fund, of which $41,039 were waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund for the current fiscal year. The current term of the Expense Limitation Agreement remains in effect until January 31, 2021.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of August 31, 2020, the Administrator received $4,202 in miscellaneous expenses.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
A breakdown of the fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (base fee)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
On the first $49 million	0.100%	First $200 million	0.020%	$2,250/month	0.01%	$150 per state
On the next $250 million	0.090%	Over $200 million	0.009%
On the next $100 million	0.080%
On the next $300 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
On the next $500 million	0.060%
On the next $750 million	0.050%
On the next $1 billion	0.040%
On the next $2 billion	0.030%
On all assets over $99 billion	0.035%

The Fund incurred $83,422 in administration fees, $27,062 in custody fees, and $35,088 in fund accounting fees for the fiscal year ended August 31, 2020.

Compliance Services
For the fiscal period from September 1, 2019 through March 30, 2020, Cipperman Compliance Services, LLC provided services as the Trust’s Chief Compliance Officer.  Cipperman Compliance Services, LLC was entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Effective March 31, 2020, The Nottingham Company, Inc. replaced Cipperman Compliance Services, LLC as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund paid the Transfer Agent $20,999 in transfer agent fees during the fiscal year ended August 31, 2020.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”)  receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Prior to April 1, 2020, the Independent Trustees received $2,000 each year from the Fund plus $500 per meeting for any special meeting held for the Fund.  The Trust reimbursed each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

4.   Purchases and Sales of Investment Securities

For the fiscal year ended August 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$93,096,707	$94,954,006

In-Kind Purchases of Securities	In-Kind Sales of Securities
$1,837,294	$ -

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
For the fiscal year ended August 31, 2020, there were no long-term purchases or sales of U.S. government securities.

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal year ended August 31, 2020:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss)* (% of Cost)	Realized Gain (Loss)($)
A10 Networks, Inc.	4,324,157	4,599,892	6.38%	275,735
Akazoo, S.A.	1,899,252	638,818	(66.36)%	(1,260,434)
Amyris, Inc.	1,494,417	1,375,824	(7.94)%	(118,593)
Argan, Inc.	1,253,075	1,159,968	(7.43)%	(93,107)
B. Riley Financial, Inc.	1,726,545	1,385,669	(19.74)%	(340,876)
Barnes & Noble Education, Inc.	113,063	173,553	53.50%	60,490
CalAmp Corp.	1,898,319	2,056,875	8.35%	158,556
Capital Southwest Co.	1,100,992	988,023	(10.26)%	(112,969)
CIT Group, Inc.	1,744,220	1,312,233	(24.77)%	(431,987)
Comscore, Inc.	4,217,539	6,242,809	48.02%	2,025,270
Comstock Resources, Inc.	2,992,881	3,276,511	9.48%	283,630
Criteo S.A.	4,830,338	5,675,351	17.49%	845,013
Customers Bancorp, Inc.	2,256,751	1,098,037	(51.34)%	(1,158,714)
Destination XL Group, Inc.	549,635	96,358	(82.47)%	(453,277)
Dundee Corp. – Class A	1,905,232	2,894,797	51.94%	989,565
Eagle Point Credit Co.	1,246,939	982,453	(21.21)%	(264,486)
Exterran Corp.	886,144	905,112	2.14%	18,968
Gladstone Capital Corp.	1,294,016	1,121,850	(13.30)%	(172,166)
Gladstone Investment Corp.	758,528	626,029	(17.47)%	(132,499)
HC2 Holdings, Inc.	2,049,723	1,624,564	(20.74)%	(425,159)
Intermolecular, Inc.	1,165,268	1,259,740	8.11%	94,472
KCAP Financial, Inc.	10,982	12,315	12.14%	1,333
Leaf Group Ltd.	3,848,712	5,420,716	40.84%	1,572,004
Liberty Oilfield Services, Inc. – Class A	3,655,775	2,856,593	(21.86)%	(799,182)
Liquidity Services, Inc.	5,842,547	5,753,006	(1.53)%	(89,541)
Medley Capital Corp.	4,883,362	761,578	(84.40%)	(4,121,784)

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss)* (% of Cost)	Realized Gain (Loss)($)
Medley Capital Corp. – 6.125%, 3/30/2023	808,189	783,254	(3.09)%	(24,935)
MiX Telematics Ltd.	2,026,452	1,495,916	(26.18)%	(530,536)
MVC Capital Ltd.	1,946,439	1,837,113	(5.62)%	(109,326)
Nextier Oilfield Solutions, Inc.	678,415	981,775	44.72%	303,360
Oaktree Specialty Lending Corp.	679,470	679,575	0.02%	105
Oxford Lane Capital Corp.	875,000	781,084	(10.73)%	(93,916)
Oxford Square Capital Corp. – 6.50%, 3/30/2024	1,243,806	1,120,222	(9.94)%	(123,584)
Oxford Square Capital Corp. – 6.25%, 4/30/2026	1,500,000	1,311,111	(12.59)%	(188,889)
Paratek Pharmaceuticals, Inc.	5,286,431	2,649,952	(49.87)%	(2,636,479)
Portman Ridge Financial Co.	1,531,370	847,678	(44.65)%	(683,692)
QEP Resources, Inc.	1,706,624	1,888,920	10.68%	182,296
Rosetta Stone, Inc.	1,298,294	1,822,335	40.36%	524,041
Sandstorm Gold Ltd.	1,336,424	1,832,001	37.08%	495,577
Sciplay Corp.	2,344,531	3,123,194	33.21%	778,663
SeaChange International, Inc.	4,422,639	8,406,312	90.07%	3,983,673
Sierra Wireless, Inc.	2,852,998	2,355,338	(17.44)%	(497,660)
Super Micro Computer, Inc.	852,018	1,150,323	35.01%	298,305
Tailored Brands, Inc.	1,365,453	1,151,420	(15.67)%	(214,033)
TTI, Inc.	739,526	1,255,638	69.79%	516,112
ZAGG, Inc.	8,656,820	4,779,924	(44.78)%	(3,876,896)
Net Realized Loss				$(5,547,552)
*Realized gains/losses exclude interest and dividends earned over the holding period.

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020

Management has reviewed the Fund’s tax positions taken or to be taken on the federal income tax returns during the years ended August 31, 2017 through August 31, 2020 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Distributions during the fiscal year indicated below were characterized for tax purposes as follows:

Fiscal Year Ended	Distributions from Ordinary Income	Distributions from Long- Term Capital Gains
August 31, 2020	$3,640,995	$4,691,999
August 31, 2019	3,912,239	-

Reclassifications relate primarily to differing book/tax treatment of equalization and have no impact on the net assets of the Fund.

For the year ended August 31, 2020, the following reclassifications were necessary:

Accumulated deficit	$ (624,000)
Paid-in capital	624,000

At August 31, 2020, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$87,509,740

Gross Unrealized Appreciation	4,480,917
Gross Unrealized Depreciation	(3,975,869)
Net Unrealized Appreciation	$505,048

Deferred Post-October Losses	(6,270,424)
Accumulated Deficit	$(5,765,376)

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Notes to Financial Statements
As of August 31, 2020
Realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes (Deferred Post-October Losses).

6.   Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2020, National Financial Services and Charles Schwab held 38.09% and 36.61% of the Fund, respectively. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

7.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Subsequent Events

Management is currently evaluating the impact of the COVID-19 virus on the financial services industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the fair value of the Company’s investments and results of operations, the specific impact is not readily determinable as of the date of these financial statements.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Roumell Opportunistic Value Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Roumell Opportunistic Value Fund, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
October 26, 2020

ROUMELL OPPORTUNISTIC VALUE FUND
Additional Information (Unaudited)
As of August 31, 2020

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.   Tax Information

The following information is provided for the Fund’s fiscal year ended August 31, 2020.

During the fiscal period, the Fund paid $3,640,995 in income distributions and $4,691,999 in long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4. Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Additional Information (Unaudited)
As of August 31, 2020

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class Shares	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,041.80	$6.33

	$1,000.00	$1,019.00	$6.26
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 184/366 (to reflect the one-half year period).

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Additional Information (Unaudited)
As of August 31, 2020

5. Approval of Investment Advisory Agreement

In connection with the regular Board meeting held on September 12, 2019, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Additional Information (Unaudited)
As of August 31, 2020

(ii)
After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

Performance.  The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Lipper peer group average).  The Trustees noted that the Fund’s year to date performance and its 3 year performance as of June 30, 2019 had outperformed its peer group and Lipper category average although the Fund had underperformed both the peer group and the category averages for the 1 year, 5 year, and since inception periods.  The Trustees further noted that negative performance over longer periods was attributable to performance years back.  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses.  The Trustees first noted the management fee for the Fund under the Investment Advisory Agreement. The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee and expense ratio were higher than the peer group and category averages. The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee, and the Trustees noted that the Advisor had explained that the Fund’s net expense ratio was higher than the peer group averages due to the small size of the Fund compared to its peers.  The Advisor noted that as the Fund’s assets under management grow, the net expense ratio may decline.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Additional Information (Unaudited)
As of August 31, 2020

(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor did not realize a profit and had a small loss for the prior twelve months of operations.  The Board considered the quality of the Advisor’s service to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels.  The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

6. Information about Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Funds is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees each received aggregate compensation of $3,566 during the fiscal year ended August 31, 2020 for their services to the Fund and Trust.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Additional Information (Unaudited)
As of August 31, 2020

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Life Insurance Company (insurance company) from 2003 to 2015.	14
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Hillman Capital Management Investment Trust for all its series from 2009 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present, Leeward Investment Trust for all its series from 2018 to present, and WST Investment Trust for all its series (all registered investment companies) from 2013 to present. Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Additional Information (Unaudited)
As of August 31, 2020

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	14
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, Leeward Investment Trust for all its series from 2011 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	14	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	14	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer, and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

(Continued)

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the Roumell Opportunistic Value Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Accountant”), for the audit of the Fund’s financial statements or services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Fund	August 31, 2019	August 31, 2020
Roumell Opportunistic Value Fund	$12,000	$11,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended August 31, 2019 and August 31, 2020 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	August 31, 2019	August 31, 2020
Roumell Opportunistic Value Fund	$2,000	$3,000

(d)
All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2019 and August 31, 2020 for products and services by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal years ended August 31, 2019 and August 31, 2020 were $2,000 and $3,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date: November 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date: November 3, 2020

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date: November 3, 2020